Matthew F. Quint, Esq. (State Bar #54369)
Gregory F. Wilson, Esq. (State Bar #78598)
WILSON & QUINT LLP
250 Montgomery Street, 11th Floor
San Francisco, California 94104
Telephone: (415) 288-6700
Facsimile: (415) 398-1608

Attorneys for Plaintiff

FILED
Superior Court Of California,
Sacramento
Dennis Jones, Executive
Officer
05/01/2008
sbrown2
By ______________, Deputy
Case Number:
34-2008-00008879-CU-BC-GDS

IN THE SUPERIOR COURT OF THE STATE OF CALIFORNIA

IN AND FOR THE COUNTY OF SACRAMENTO

Department Assignments
Case Management 43
Law and Motion 54
Minors Compromise 28

REGENT HOTEL, LLC, a California limited liability company,

Plaintiff,

vs.

FIRST BANK, a Missouri corporation; SERVICE 1ST BANK, a California corporation; EAST WEST BANK, a California corporation; DOES 1 through 20, inclusive,

Defendants.

CASE NO.

COMPLAINT FOR DAMAGES FOR FRAUD; BREACH OF CONTRACT; BREACH OF FIDUCIARY DUTY; PROMISSORY ESTOPPEL; UNJUST ENRICHMENT; AND INTENTIONAL INTERFERENCE WITH CONTRACTUAL RELATIONSHIP

Plaintiff alleges as follows:

1. Plaintiff REGENT HOTEL, LLC is a California limited liability company with its principal place of business in Sacramento County, California.

2. Plaintiff is informed and believes and therefore alleges that Defendant FIRST BANK is a Missouri corporation doing business in, and with offices throughout the State of California.

3. Plaintiff is informed and believes and therefore alleges that Defendant SERVICE 1ST BANK is a banking corporation, incorporated in the State of California, with its principal place of business in San Joaquin County, California and doing business throughout the State of California.

4. Plaintiff is informed and believes and therefore alleges that Defendant EAST WEST BANK is a wholly-owned subsidiary of East West Bancorp, Inc., incorporated in the State of California with its principal place of business in Los Angeles County, California and doing business throughout the State of California.

5. Plaintiff does not know the names or capacities of Defendants DOE 1 through DOE 10 inclusive, and therefore sues said defendants by such fictitious names. Plaintiff will pray for leave to amend this complaint to assert such fictitiously named defendants' true names and capacities when ascertained. Plaintiff is informed and believes and therefore alleges that the wrongful acts and/or omissions of Defendants DOES 1 through 10 inclusive were directly or indirectly responsible for the events and happenings herein referred to and caused or were responsible for the damages hereinafter alleged.

6. Plaintiff is a single-asset entity, formed for the purpose of constructing, operating and eventually selling all or portions of a seven-story mixed use hotel and condominium building in Stockton, California, including a 180-room Sheraton Hotel and 42 residential condominium units (hereinafter, the "Project").

7. Plaintiff is a subsidiary of Regent Development, Inc., a California corporation which is, in turn, majority owned and controlled by John Thomas.

8. John Thomas, operating through Plaintiff and other real estate development entities, has had a long-term banking relationship with Defendant FIRST BANK, extending for more than ten years. Over the course of this relationship, John Thomas or his entities, including Plaintiff, have borrowed over $200 million from Defendant FIRST BANK. Throughout the entire course of this banking relationship prior to the events giving rise to this lawsuit, there has been no interruption of payments on any project and the borrowing entities have satisfied all loan

requirements. During the course of this banking relationship, John Thomas and the Regent entities, including Plaintiff, have always given Defendant FIRST BANK the first opportunity to provide loans on their real estate development projects, even when other banks were routinely courting them for business.

FIRST CAUSE OF ACTION

(Breach of Contract Against Defendants FIRST BANK and DOES 1 through 10, inclusive)

9. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 1 through 8 of this Complaint.

10. On or about December 26, 2005, at Sacramento, California, Defendant FIRST BANK agreed, in writing, to lend Plaintiff the sum of forty million three hundred forty two thousand dollars ($40,342,000) for the purposes, inter alia, of acquiring the underlying land and constructing the improvements comprising the Project. The loan documents setting forth the terms and conditions of the loan agreement included a Promissory Note Secured By Deed Of Trust (the "Note") and a Construction Loan Agreement ("CLA"). Plaintiff entered into the loan agreement and executed the loan documents, including the Note and the CLA, in Sacramento, California.

11. Pursuant to its terms, the Note matured in eighteen months, after recordation of the Deed of Trust on the underlying property. However, Plaintiff had the right, subject to certain conditions set forth in the Note, to extend the maturity date two times, by six months each time, so that the maturity date at the end of the second extension would be June 30, 2008, thirty months from the date of recordation.

12. The parties' intention, at the inception and throughout the course of the loan, was that the loan proceeds be made available to Plaintiff to fund the construction of the Project as that construction progressed. Accordingly, the CLA provided that FIRST BANK would disburse loan funds to Plaintiff upon FIRST BANK's receipt from Plaintiff, "... of a written and signed request

in a form provided to [Plaintiff] by [First Bank] and in substance satisfactory to [First Bank], together with copies of any supporting documentation reasonably required by [First Bank] (the "Draw Request)." By this mechanism and procedure, the parties intended that sufficient loan funds would be made available to Plaintiff to pay its contractor, subcontractors, material men and suppliers for labor and materials actually utilized in the construction of the Project.

13. Under the terms of the Note and CLA, the original maturity date was June 30, 2007. In June 2007, Plaintiff requested that Defendant FIRST BANK grant Plaintiff the first extension under the Note for six additional months. Although certain preconditions set forth in the Note for the first extension had not been met, Defendant FIRST BANK accepted Plaintiff's $50,000 extension fee payment and granted the first extension. As a result of the first extension, the new maturity date of the Note was December 30, 2007.

14. As of October 19, 2007, Plaintiff and Defendant FIRST BANK had been operating under the CLA, the Note and the remaining loan documents for more than twenty-one months. Over the course of this ongoing relationship, Plaintiff had submitted to Defendant FIRST BANK twenty-two separate Draw Requests, each of which Defendant FIRST BANK had funded, without objection. Pursuant to these Draw Requests, as of October 19, 2007, Defendant FIRST BANK had disbursed to Plaintiff, or for its benefit, the sum of $34,306,860.96, leaving a balance of $6,035,139.04 of loan funds yet to be disbursed to Plaintiff.

15. On October 19, 2007, the hotel portion of the Project was substantially complete and the condominium portion was nearing completion. The as-is fair market value of the Project and underlying land on October 19, 2007 was substantially in excess of $55 million.

16. On October 19, 2007, Plaintiff delivered to Defendant FIRST BANK its Draw Request No. 23 in the amount of $1,465,222.61, to be used by Plaintiff to pay its contractor,

subcontractors, material men and suppliers for work performed and completed on the Project – work that had added substantial value to the Project and increased the value of Defendant FIRST BANK's security. When Draw Request No. 23 was submitted, all subcontractors, material men and suppliers on the Project had been paid by Plaintiff, or its contractor, on a timely basis, and no mechanic's liens had been recorded against the Project or the underlying property.

17. When Plaintiff submitted draw request number 23 to Defendant FIRST BANK, Plaintiff had duly performed each and every obligation on its part to be performed under the Note and the CLA.

18. Defendant FIRST BANK breached its obligations under the CLA and the Note by failing and refusing to fund Draw Request No. 23 or to provide Plaintiff with any of the remaining $6,035,139 in loan funds still due to Plaintiff under the terms and conditions of the CLA and Note.

19. As a direct, proximate and consequential result of Defendant FIRST BANK's breach, Plaintiff (a) has been unable to complete the Project, (b) has been unable to pay the subcontractors, material men and suppliers who performed work on and added value to the Project, (c) has suffered in excess of $6 million of mechanic's liens to be recorded against the Project and underlying property, and (d) has suffered other consequential and incidental damages, all in an amount in excess of $10 million, according to proof.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

SECOND CAUSE OF ACTION
(Breach of Contract Against Defendants FIRST BANK and DOES 1 through 10, inclusive)

20. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 1 through 16 of this Complaint.

21. In response to Plaintiff's Draw Request No. 23, Defendant FIRST BANK requested additional information and documentation. Plaintiff provided the information and documentation

which FIRST BANK had requested. Defendant FIRST BANK did not assert, either orally or in writing in response to Plaintiff's Draw Request No. 23, that Plaintiff was in default or breach of any of its obligations under the loan documents or that any precondition to the funding of Draw Request No. 23 had not been met. In fact, Defendant FIRST BANK has never stated, either orally or in writing, that Plaintiff is in breach or default of any obligation under the loan documents, including without limitation the CLA or the Note, or that Plaintiff has failed to satisfy any condition precedent to the funding of Draw Request No. 23 or the remainder of the loan.

22. Defendant FIRST BANK failed to fund Draw Request No. 23 or to provide any further loan funds to Plaintiff in November and December 2007. During this period of time, Plaintiff continued to press Defendant FIRST BANK to fund its Draw Request and provide additional loan funding. Plaintiff explained that the funds requested were for work done and completed on the hotel and that if funds were not made available from monies remaining in the loan to pay the subcontractors and suppliers who had performed the work and provided the materials, Defendant FIRST BANK would be encouraging liens on the Project and property which could be completely avoided. The filing of those mechanic's liens, in turn, would damage the Project and condominium sales. Plaintiff further explained that Defendant FIRST BANK's loans were secured by property worth well over the loan amount and that Defendant FIRST BANK was creating a problem where none existed by failing to provide the loan funds on a timely basis.

23. In response, Defendant FIRST BANK told Plaintiff that before it would fund Draw Request No. 23 and make the remaining loan funds available to the Project, it would (a) require an appraisal showing adequate equity, above the full loan amount in the property, and (b) because the loan was nearing maturity, Plaintiff would need to request the second six-month loan extension and complete the process for obtaining that extension, including payment of the $50,000 extension

fee. FIRST BANK promised and represented to Plaintiff that if Plaintiff provided it with the required appraisal and completed the loan extension process, FIRST BANK would fund the remaining balance of the loan. Plaintiff agreed.

24. Plaintiff satisfied these requirements and fully performed each of these obligations. It provided Defendant FIRST BANK with an appraisal, satisfactory to FIRST BANK showing that the Project and underlying property had a market value in excess of $55 million. It requested the second six-month loan extension from FIRST BANK. FIRST BANK granted the loan extension, in the process waiving material preconditions to the second extension contained in the Note.

25. In early 2008, Plaintiff paid Defendant FIRST BANK $50,000 as the loan extension fee to obtain the second six-month extension under the loan agreement. Plaintiff sought and obtained this extension and paid Defendant FIRST BANK the $50,000 fee only because Defendant FIRST BANK had agreed to fund the remaining portion of the loan when the second loan extension was in place. Plaintiff had no reason to request the second loan extension or to pay the $50,000 loan extension fee, and would not have done so, if Defendant FIRST BANK had not promised and agreed to fund the remaining balance of the loan.

26. Between December 2007 and March 2008, Defendant FIRST BANK told Plaintiff, on multiple occasions, both orally and in writing, that it would fund the remaining loan balance. In breach of its contractual obligations, it never did so. Instead, it attempted to impose new and different conditions on its obligation to fund – conditions not contained in the original loan agreement, any of the original loan documents, or in its agreement to fund upon Plaintiff's provision of the satisfactory appraisal and payment for and completion of the process for obtaining the second loan extension.

27. As a direct, proximate and consequential result of Defendant FIRST BANK's breach, Plaintiff (a) has been unable to complete the Project, (b) has been unable to pay the subcontractors, material men and suppliers who performed work on and added value to the Project, (c) has suffered in excess of $6 million of mechanic's liens to be recorded against the Project and underlying property, and (d) has suffered other consequential and incidental damages, all in an amount in excess of $10 million, according to proof.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

THIRD CAUSE OF ACTION

(Fraud—Intentional Misrepresentation Against Defendant FIRST BANK and Does 1 through 10, inclusive)

28. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 20 though 26 of this Complaint.

29. When Defendant FIRST BANK represented and promised that it would make the remaining funds in the loan available to Plaintiff when Plaintiff provided the satisfactory appraisal and requested, paid for, and obtained the second loan extension, it had no intention of so performing. Defendant FIRST BANK made this promise and representation without intending to perform it for the purpose of defrauding Plaintiff and inducing Plaintiff to pay it an additional $50,000 fee.

30. Plaintiff was ignorant of Defendant's false promise and true intention. Reasonably relying on Defendant FIRST BANK's representation and false promise, Plaintiff paid Defendant FIRST BANK the $50,000 fee and refrained from seeking other sources of financing instead.

31. As a direct and proximate result of Defendant FIRST BANK's fraudulent misconduct alleged above, Plaintiff has been damaged in an amount in excess of $10 million, according to proof.

32. Defendant FIRST BANK's misconduct alleged above was fraudulent, malicious and oppressive, thereby entitling Plaintiff to an award of punitive or exemplary damages.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

FOURTH CAUSE OF ACTION
(Promissory Estoppel Against Defendant FIRST BANK and DOES 1 through 10, inclusive)

33. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 20 through 26 of this Complaint.

34. Defendant FIRST BANK made a clear promise to Plaintiff that if Plaintiff provided Defendant FIRST BANK with an appraisal showing adequate equity above the full loan amount in the property, and if Plaintiff also requested the second six-month extension and completed the loan extension process (including payment of the $50,000 extension application fee), Defendant FIRST BANK would fund Draw Request No. 23 and the remainder of the loan balance.

35. Defendant FIRST BANK intended that Plaintiff would rely on FIRST BANK's promise, and in fact knew that Plaintiff was relying on its promise.

36. Plaintiff reasonably relied on Defendant FIRST BANK's promise, obtaining an adequate appraisal and requesting a loan extension and completing the loan extension process (including the payment of the application fee).

37. Despite its promise to fund Draw Request No. 23 and the remainder of the loan balance, and despite Plaintiff's reasonable reliance on that promise, and despite Plaintiff's extension request and $50,000 extension payment, and despite the adequacy of the appraisal, Defendant FIRST BANK failed to fund Draw Request No. 23 or any remaining portion of the loan balance.

38. As a direct and proximate result of Defendant FIRST BANK's misconduct alleged above, Plaintiff has been damaged in an amount in excess of $10 million, according to proof.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

FIFTH CAUSE OF ACTION

(Breach of Fiduciary Duty Against Defendant FIRST BANK and DOES 1 through 10, inclusive)

39. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 1 through 27 of this Complaint.

40. After Plaintiff had signed the Note and CLA, FIRST BANK revealed to Plaintiff for the first time that FIRST BANK had involved Defendants SERVICE 1ST BANK AND EAST WEST BANK as so-called "Participant Banks" in FIRST BANK's administration of the CLA and FIRST BANK's performance of its obligations thereunder. FIRST BANK told Plaintiff that FIRST BANK's performance of its obligations under the CLA was dependent in part on the approval of the Defendant Participant Banks.

41. By virtue of involving additional and unknown parties (i.e., the Defendant Participant Banks) in the contractual relationship between Defendant FIRST BANK and Plaintiff, without Plaintiff's knowledge or approval, and by potentially making FIRST BANK's rights and duties under the CLA subject to FIRST BANK's relationship with the Participant Banks, FIRST BANK created a fiduciary relationship with Plaintiff, wherein it owed fiduciary obligations to Plaintiff with respect to the interaction of those relationships.

42. Defendant FIRST BANK breached its fiduciary obligations to Plaintiff by making FIRST BANK's and Plaintiff's rights and duties under the CLA subservient to FIRST BANK's relationship to the Defendant Participant Banks.

43. As a direct and proximate result of Defendant FIRST BANK's misconduct alleged above, Plaintiff has been damaged in an amount in excess of $10 million, according to proof.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

SIXTH CAUSE OF ACTION

(Fraudulent Concealment Against Defendant FIRST BANK and DOES 1 through 10, inclusive)

44. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 20 through 26 of this Complaint.

45. At the time the loan agreement was entered into and the CLA and Note were signed, Defendant FIRST BANK concealed from Plaintiff that it had brought in Defendants SERVICE 1st BANK AND EAST WEST BANK to participate as lenders with it, and that the Participant Banks would have influence, if not authority, over FIRST BANK'S performance of it obligations under the loan agreement and loan documents.

46. Defendant FIRST BANK concealed the participation of the Participant Banks in the loan transaction to induce Plaintiff to enter into the loan agreement and execute the loan documents. Had Plaintiff been aware of the concealed facts it would never have entered into the loan agreement with FIRST BANK but would, instead, have utilized another lender.

47. As a direct and proximate result of Defendant FIRST BANK's fraudulent misconduct alleged above, Plaintiff has been damaged in an amount in excess of $10 million, according to proof.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

SEVENTH CAUSE OF ACTION

(Unjust Enrichment Against Defendant FIRST BANK and DOES 1 through 10, inclusive)

48. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 20 through 26 of the Complaint.

49. By virtue of Plaintiff's payment of the $50,000 loan extension fee to Defendant FIRST BANK, and by virtue of Defendant FIRST BANK's failure to fund Draw No. 23 and the remaining

balance of the loan, which was the sole purpose for obtaining the extension from Plaintiff's perspective, Defendant FIRST BANK has been unjustly enriched, to the detriment of Plaintiff.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

EIGHTH CAUSE OF ACTION

(Breach of the Implied Covenant of Good Faith and Fair Dealing Against Defendant FIRST BANK and DOES 1 through 10, inclusive)

50. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 1 through 49 of this Complaint.

51. A covenant of good faith and fair dealing is implied by law into each contract. Defendant FIRST BANK therefore owed to Plaintiff a duty of good faith and fair dealing with respect to the contracts described above and incorporated herein by reference.

52. Defendant FIRST BANK breached the implied covenant of good faith and fair dealing by, among other things:

(a) Defrauding Plaintiff, as described above and detailed in paragraphs 28 through 32 and 44 through 47, inclusive, of this Complaint.

(b) Allowing the interests of the Participant Banks to dictate its performance, or failure to perform.

(c) Utilizing requests for additional information and other stalling tactics as pretexts for failing to fund the balance of the loan when the actual reason for Defendant's failure to fund was its own precarious financial condition and that of the Participant Banks as a result of the ongoing credit crisis.

(d) Failing to either honor or disavow its obligations under the contracts set forth above, and instead inducing Plaintiff to supply FIRST BANK with additional information and money, when it had no intention to ever perform.

(e) Concealing the involvement of the Participant Banks until it revealed their involvement as another pretextual basis for refusing to fund Draw Request No. 23 and the balance of the loan.

53. As a result of Defendant FIRST BANK's breach, Plaintiff has been damaged in an amount in excess of $10 million, according to proof.

WHEREFORE, Plaintiff prays for judgment as hereinafter set forth.

NINTH CAUSE OF ACTION

(Intentional Interference with Contractual Relationship Against Defendants SERVICE 1st BANK, EAST WEST BANK and DOES 1 through 10, inclusive)

54. Plaintiff realleges and incorporates herein by reference as though fully set forth paragraphs 1 through 27 of the Complaint.

55. At all times relevant hereto, there existed a valid contract (or contracts) between Plaintiff and Defendant FIRST BANK.

56. At all times relevant hereto, Defendants SERVICE 1st BANK and EAST WEST BANK, and each of them, had actual knowledge of the contract(s) between Plaintiff and FIRST BANK.

57. Defendants SERVICE 1st BANK and EAST WEST BANK, and each of them, undertook intentional acts, designed by them to induce the disruption of the contractual relationship(s) between Plaintiff and Defendant FIRST BANK.

58. Plaintiff is informed and believes, and on that basis alleges, that among the intentional acts undertaken by Defendants SERVICE 1st BANK and EAST WEST BANK, and each of them, was their directive to Defendant FIRST BANK that it not fund Draw Request No. 23 or provide Plaintiff with additional loan funds due to Plaintiff under the terms and conditions of the contracts.

59. As a result of the intentional acts of Defendants SERVICE 1st BANK and EAST WEST BANK, and each of them, the contractual relationship(s) between Plaintiff and FIRST BANK has suffered an actual disruption.

60. As a result a result of these intentional acts, Plaintiff has been damaged in an amount in excess of $10 million, according to proof.

61. Defendants' misconduct alleged above was fraudulent, malicious and oppressive, thereby entitling Plaintiff to an award of punitive or exemplary damages.

WHEREFORE, Plaintiff prays for judgment as follows.

1. General, consequential and incidental damages according to proof in an amount in excess of $10 million;
2. Punitive damages against all Defendants;
3. Pre-judgment interest according to law;
4. Costs of suit, including reasonable attorneys fees; and
5. Such other and further relief as the Court deems just and proper.

DATED: April 30, 2008.

WILSON & QUINT LLP

By: [signature]
MATTHEW F. QUINT
Attorneys for Plaintiff